PFF BANCORP TO PRESENT AT
FRIEDMAN BILLINGS RAMSEY CONFERENCE

PFF Bancorp Inc. (NYSE:PFB), the holding company for PFF Bank & Trust, is scheduled to present at the Friedman Billings Ramsey (FBR) 11th Annual Investor Conference in New York on Wednesday, December 1, at 1:40 p.m. EST.   This presentation will be webcast and can be accessed through FBR's website, http://www.fbr.com.  After the presentation, a copy of the slide show will be posted to the Investor Relations portion of the PFF Bank & Trust website at www.pffbank.com.    Contact:  Larry M. Rinehart, President and CEO or Gregory C. Talbott, Executive Vice President/CFO, PFF Bancorp, Inc., 350 So. Garey Ave., Pomona,  CA  91766 (909) 623-2323